UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2020

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Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On March 17, 2020, Science Applications International Corporation (the "Company") and Engility services, LLC, a wholly-owned subsidiary of the Company ("Engility"), entered into an Amendment No.1 (the "Amendment") to the Master Accounts Receivable Purchase Agreement dated as of January 21, 2020 (the "Existing Purchase Agreement"), among the Company, as a seller and seller representative, Engility, as a seller, and MUFG Bank, Ltd., as purchase (the "Purchaser").
Pursuant to the Amendment, the Purchaser's commitment to purchase eligible receivables of the Company and Engility was increased from $200 million to $300 million. The remaining terms in the Existing Purchase Agreement are unchanged.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference in this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment No.1 to Master Accounts Receivable Purchase Agreement, dated March 17, 2020, among Science Applications International Corporation, Engility Services, LLC, and MUFG Bank, Ltd.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 26, 2020
Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary